January 20, 2000

Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders (the "Meeting") of Wake Forest Bancshares, Inc. (the "Company"), which will be held on February 22, 2000 at 2:00 p.m., local time, at the Wake Forest Police and Justice Center, 401 Elm Avenue, Wake Forest, North Carolina.

         The attached Notice of the 2000 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending September 30, 2000, will be present at the Meeting to respond to questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of Wake Forest Bancshares, Inc., we thank you for your interest.


                                           Sincerely yours,


                                           Anna O. Sumerlin
                                           President and Chief Executive Officer

                          WAKE FOREST BANCSHARES, INC.
                       302 S. BROOKS STREET, P.O. BOX 1167
                     WAKE FOREST, NORTH CAROLINA 27588-1167
                                 (919) 556-5146

                NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS

                                    DATE: TUESDAY, FEBRUARY 22, 2000
                                    TIME: 2:00 P.M., LOCAL TIME
                                    PLACE: WAKE FOREST POLICE AND JUSTICE CENTER
                                           401 ELM AVENUE
                                           WAKE FOREST, NORTH CAROLINA

         At your 2000 Annual Meeting, we will ask you to:

         o Elect three directors to serve for a three-year term expiring at the 2003 annual meeting;

                  Anna O. Sumerlin        Paul Brixhoff     Harold R. Washington

         o        Ratify  the   appointment  of  McGladrey  &  Pullen,   LLP  as
                  independent public accountants for the fiscal year ending September 30, 2000; and

         o Transact any other business as may properly come before the Annual Meeting.

         You may vote at the Annual Meeting and at any adjournment or postponement thereof if you were a shareholder of the Company at the close of business on December 29, 1999, the record date.

                                           By Order of the Board of Directors,

                                           Carlton E. Chappell
                                           Secretary

Wake Forest, North Carolina
January 20, 2000

================================================================================
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.
================================================================================

                               GENERAL INFORMATION

GENERAL

         We have sent to the shareholders of Wake Forest Bancshares, Inc. (the "Company") this Proxy Statement and enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, and your votes will be cast for you at the Annual Meeting.

         We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about January 20, 2000 to all shareholders entitled to vote. If you owned shares of the Company's common stock at the close of business on December 29, 1999, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 1,185,462 shares of common stock issued and outstanding.

QUORUM REQUIREMENT

         A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of at least a majority of the total number of votes eligible to be cast in election of directors generally by the holders of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

VOTING RIGHTS

         You are entitled to one vote at the Annual Meeting for each share of the Company's common stock that you owned of record at the close of business on December 29, 1999. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

         You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals name on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR PROXY WILL VOTE YOUR SHARES FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

         If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in this Proxy Statement.

VOTE REQUIRED

PROPOSAL 1:                      The three nominees for director who receive the
Elect Three Directors            most votes will be  elected.  So, if you do not
                                 vote for a nominee,  or you indicate  "withhold
                                 authority"  for any nominee on your proxy card,
                                 your vote will not count "for" or "against" the
                                 nominee.   You  may  not   vote   your   shares
                                 cumulatively for the election of directors.

PROPOSAL 2:                      The  affirmative  vote  of a  majority  of  the
Ratify the                       shares  present  in  person  or by proxy at the
Appointment of                   Annual  Meeting  and  entitled  to vote on this
Independent Public               proposal is required to ratify the  appointment
Accountants                      of  McGladrey  & Pullen,  LLP as the  Company's
                                 independent certified public accountants. So, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

PROPOSAL 3:                      The  affirmative  vote  of a  majority  of  the
Authorize the Board              shares  present  in  person  or by proxy at the
of Directors to Direct           Annual  Meeting  and  entitled  to vote on this
the Vote of the                  proposal is required to authorize  the board of
Proxies upon Such                directors  to  direct  the vote of the  proxies
Other Matters as                 upon such other  matters as may  properly  come
May Properly Come                before the annual meeting. So, if you "abstain"
Before the Annual                from  voting,  it has the same effect as if you
Meeting.                         voted "against" this proposal.


EFFECT OF BROKER NON-VOTES

         If your broker holds shares that you own in "street name", the broker may vote your shares on Proposal 1 and 2 listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."

o PROPOSAL 1: Elect Three Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.
o PROPOSAL 2: Ratify Appointment of Independent Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.
o PROPOSAL 3: Authorize the Board of Directors to Direct the Vote of the Proxies upon Such Other Matters as May Properly Come Before the Annual Meeting. A broker non-vote would have no effect on the outcome of this proposal.

CONFIDENTIAL VOTING POLICY

         The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspectors of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is exercised by:

o        Filing with the Company a letter revoking the proxy;
o        Submitting another signed proxy with a later date; and
o Attending the Annual Meeting and voting in person, if you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a valid proxy from registered holder of your shares confirming your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

o        mail;
o        telephone; and
o        other forms of communication.

         We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

          If you would like a copy of our Annual Report on Form 10-KSB for the year ended September 30, 1999, which will be filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

                           Carlton E. Chappell
                           Vice President, Secretary and Treasurer
                           Wake Forest Bancshares, Inc.
                           302 S. Brooks Street
                           Wake Forest, North Carolina 27587

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table sets forth, as of December 29, 1999, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of common stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of common stock as of December 29, 1999. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after December 29, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of such shares.

   NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
      BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP          PERCENT
      ----------------                    --------------------          -------
Wake Forest Bancorp, M.H.C.                     635,000                  53.6%
302 S. Brooks Street, P.O. Box 1167
Wake Forest, North Carolina 27588-1167

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of common stock beneficially owned by each director of the Company, by each named executive officer of the Company identified in the Summary Compensation Table included elsewhere herein, and all directors and executive officers of the Company as a group as of December 29, 1999. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

                                                                      AMOUNT AND NATURE             PERCENT OF
                                       POSITION WITH                    OF BENEFICIAL              COMMON STOCK
            NAME                        THE COMPANY                    OWNERSHIP(1)(2)              OUTSTANDING
            ----                        -----------                    ---------------              -----------
Anna O. Sumerlin             Director, President and Chief                28,441(3)                     2.39%
                             Executive Officer
Paul K. Brixhoff             Director                                      6,461(4)                      *
John D. Lyon                 Director                                     21,056(5)                     1.77%
Harold R. Washington         Director                                      3,261(6)                      *
R.W. Wilkinson, III          Director and Vice-Chairman                    6,462(7)                      *
William S. Wooten            Director                                      1,325(8)                      *
Howard L. Brown              Director, Chairman of the                     6,962(9)                      *
                             Board
Leelan A. Woodlief           Director                                     4,961(10)                      *
Rodney M. Privette           Director                                       300                          *
All directors and executive officers as a group (11) persons            118,739                         9.97%

---------------------
* Less than one percent
(1)  See  "Principal  Shareholders  of  the  Association"  for a  definition  of
     "beneficial ownership." All persons in the table have sole voting and investment power, except as otherwise indicated.
(2) The figures shown for Ms. Sumerlin do not include 20,600 shares held in trust pursuant to the Employee Stock Ownership Plan of Wake Forest Federal Savings & Loan Association ("ESOP") that have not been allocated to any individual's account and as to which Ms. Sumerlin shares voting power with other ESOP participants and the Association's Compensation Committee (consisting of Messrs. Woodlief, Brown and Wilkinson (the "ESOP Committee"). The figure shown for all directors and executive officers as a group includes such 20,600 shares as to which the members of the ESOP Committee may be deemed to have sole investment power, except in limited circumstances, thereby causing each Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually. See "Compensation of Directors and Executive Officers - Benefits - Employee Stock Ownership Plan and Trust."
(3) Includes 8,545 shares as to which Ms. Sumerlin may be deemed to share voting and investment power; includes options to purchase 8,100 shares of common stock at $12.75 per share option plan granted under the Wake Forest Federal Savings & Loan Association 1997 Stock Option Plan ("Option Plan"); includes 3,339 shares of common stock granted under the Wake Forest Federal Savings & Loan Association 1997 Recognition and Retention Plan ("RRP"); includes 6,276 shares of common stock allocated to Ms. Sumerlin under the ESOP as to which she has voting power, but no investment power except in limited circumstances; includes 2,181 shares of common stock held in Ms. Sumerlin's IRA account.
(4) Includes options to purchase 1,388 shares of common stock at $12.75 per share Option Plan granted under the Wake Forest Federal Savings & Loan Association 1997 Stock Option Plan ('Option Plan") and 573 shares of common stock granted under the RRP.
(5) Includes 12,295 shares as to which Mr. Lyon may be deemed to share voting and investment power, includes options to purchase 1,388 shares of common stock at $12.75 per share granted under the Option Plan and 573 shares of common stock granted under the RRP.
(6) Includes options to purchase 1,388 shares of common stock at $12.75 per share granted under the Option Plan and 573 shares of common stock granted under the RRP.
(7) Includes 900 shares as to which Mr. Wilkinson may be deemed to share voting and investment power, includes options to purchase 1,388 shares of common stock at $12.75 per share granted under the Option Plan and 573 shares of common stock granted under the RRP.
(8) Includes 675 shares as to which Mr. Wooten may be deemed to share voting and investment power.
(9) Includes options to purchase 389 shares of common stock at $12.75 per share granted under the Option Plan and 573 shares of common stock granted under the RRP.
(10) Includes options to purchase 1,388 shares of common stock at $12.75 per share granted under the Option Plan and 573 shares of common stock granted under the RRP.

                     --------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                     --------------------------------------

GENERAL

         The Board has nominated three persons for election as directors at the Annual Meeting. All three nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2003, or until their successors have been elected.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

                                                  DIRECTOR           TERM       POSITION(S) HELD WITH THE
NOMINEES                           AGE(1)           SINCE           EXPIRES              COMPANY
--------                           ------           -----           -------              -------
Anna O. Sumerlin..............       53             1993             2003       Director, President and Chief
                                                                                      Executive Officer
Paul K. Brixhoff..............       78             1970             2003                 Director
Harold R. Washington..........       74             1969             2003                 Director

CONTINUING DIRECTORS
--------------------
Howard L. Brown...............       72             1986             2002    Director and Chairman of the Board
John D. Lyon..................       62             1988             2001                 Director
Ronald M. Privette............       44             1997             2001                 Director
R.W. Wilkinson, III...........       71             1992             2002        Director and Vice-Chairman
Leelan A. Woodlief............       73             1988             2001                 Director
William S. Wooten.............       42             1997             2001                 Director

---------------------
(1)      As of December 29, 1999.
(2) Includes terms served on the Board of Wake Forest Federal Savings & Loan Association.

         The principal occupation and business experience of each nominee for election as Director and each Continuing Director are set forth below. Unless otherwise indicated, each of the following persons has held his present position for the last five years.

BIOGRAPHICAL INFORMATION

         The following information relates to the directors and executive officers of the Company and the Association. Unless otherwise indicated, each director and executive officer has held his current occupation for the last five years.

NOMINEES

         ANNA O. SUMERLIN has served as the Company's President and Chief Executive Officer since 1995. Prior to that, Ms. Sumerlin served as the Managing Officer, Executive Vice President, Corporate Secretary and Treasurer from 1988 to 1995 and as the Assistant Manager and Assistant Secretary-Treasurer beginning in 1979. She was elected to the Board of Directors in 1993.

         PAUL K. BRIXHOFF has served as a Director of the Company since 1970. He retired from the automotive parts supply business in 1982.

         HAROLD R. WASHINGTON has served as a Director of the Company since 1969. He is the former owner of an automobile distributorship and retired in 1980.

CONTINUING DIRECTORS

         HOWARD L. BROWN has served as Chairman of the Board of Directors since 1996 and as a Director of the Company since 1986. He served as Vice Chairman of the Board of Directors from 1992 to 1996. Mr. Brown is the former owner of an oil distribution company and has been retired since 1988.

         JOHN D. LYON has served as a Director of the Company since 1988. He has owned an independent state-certified appraisal company for the past five years and has owned and managed a real estate portfolio for over 27 years. Mr. Lyon also has close to 32 years of retail management experience.

         RODNEY M. PRIVETTE is President and a general agent of Privette Insurance Company in Rolesville, North Carolina. Mr. Privette specializes in life insurance, retirement planning, property and casualty insurance and has over 23 years experience in his field. Mr. Privette has served on the Rolesville Fire Department since 1975 and as Fire Chief since 1992.

         R.W. WILKINSON, III has served as a Director of the Company since 1992. From 1979 to 1988, he served as Managing Officer, Executive Vice President and Corporate Secretary-Treasurer. From 1963 to 1979, Mr. Wilkinson served as Assistant Manager of the Association. Mr. Wilkinson was elected Vice - Chairman of the Board of Directors of the Company in 1997.

         LEELAN A. WOODLIEF has served as a Director of the Company since 1988. He is in retail management and is semi-retired from Woodlief Supply Company, a farming supply store, and has over 49 years experience in the agriculture and insurance businesses.

         WILLIAM S. WOOTEN has served as a Director of the Company since 1997. He has operated a successful dental practice in Wake Forest, North Carolina since 1982. Mr. Wooten is a life-long resident of Wake Forest, North Carolina.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         CARLTON E. CHAPPELL has served as the Company's Vice President, Secretary and Treasurer since 1996 and as the Company's Senior Vice President from 1988 to 1996. Prior to 1988, Mr. Chappell served as a Director of the Company for 15 years. Mr. Chappell has over 37 years of business sales experience.

         ROBERT C. WHITE began employment with the Company on December 1, 1998 as Chief Financial Officer and Vice President. Prior to joining the Company, Mr. White served as CFO and Senior Vice President of United Federal Savings Bank in Rocky Mount, North Carolina from April 1997 to September 1998. In September of 1998, United Federal was acquired in a merger transaction. Prior to his appointment with United Federal, Mr. White was a partner in the CPA firm of McGladrey & Pullen, LLP in Raleigh, North Carolina. He was with the CPA firm for nineteen years and was in charge of the local office's financial institutions practice.

================================================================================
The Board of Directors unanimously recommends a vote "For" all of the nominees for election as directors.
================================================================================



        -----------------------------------------------------------------

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

       ------------------------------------------------------------------

GENERAL

         The Board of Directors has appointed the firm of McGladrey & Pullen, LLP to act as independent public accountants for the Company for the fiscal year ending September 30, 2000, and we are asking shareholders to ratify the appointment. Representatives of McGladrey & Pullen, LLP, are expected to attend the Annual Meeting.

================================================================================
The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of McGladrey & Pullen, LLP as independent auditors for the Company.
================================================================================

               INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

         The Company's Board of Directors currently consists of nine members. The Company's Federal Stock Charter and Bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of three directors expire at the Annual Meeting.

         The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

         The Board of Directors of the Company held 12 regular meetings during the fiscal year ended September 30, 1999. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

COMMITTEES OF THE BOARD

         The Board of Directors of the Company have established the following committees:

NOMINATING                       The  Nominating  Committee for fiscal year 1999
COMMITTEE                        was chaired by Director  Brown,  with Directors
                                 Wilkinson   and   Woodlief  as  members.   This
                                 committee   nominates   candidates   for  Board
                                 membership.  The Nominating  Committee met once
                                 in fiscal  year 1999.  In  accordance  with the
                                 Company's  Bylaws,  no nominations for election
                                 as   director,   except   those   made  by  the
                                 Nominating Committee, shall be voted upon at the Annual Meeting.

COMPENSATION                     The   Compensation   Committee  is  chaired  by
COMMITTEE                        Director  Woodlief,  with  Directors  Brown and
                                 Wilkinson    as   members.    This    committee
                                 establishes   the   compensationof   the  Chief
                                 Executive Officer, approves the compensation of
                                 other officers and determines  compensation and
                                 benefits to be paid to employees of the Company
                                 and the  Association.  It also sets  directors'
                                 fees and bonuses.  The  committee met two times
                                 in 1999 as requested by the Board of Directors.
                                 The  Compensation  Committee  also  acts as the
                                 ESOP   Committee,   and  meets  to  review  the
                                 Company's ESOP. The  Compensation  Committee is
                                 currently  acting as the Option Plan  Committee
                                 and  the  RRP  Committee.  Each  member  of the
                                 Compensation   Committee  is  a  "disinterested
                                 director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the
                                 "Code") and Rule 16b-3 promulgated under the Exchange Act.

EXECUTIVE                        The Executive  Committee is chaired by Director
COMMITTEE                        Brown, with Directors  Sumerlin,  Wilkinson and
                                 Woodlief as members. This committee meets as requested by management, and pursuant to the Bylaws of the Company, may act on behalf of the Board except for such matters as declaration of dividends, changes to the Company's Charter or Bylaws, or other material issues as defined in the Bylaws. All actions of this committee are reviewed by the entire Board of Directors at its next regular meeting. The committee took three actions without a meeting by polling of its members during 1999.

AUDIT                            The Company  established an Audit  Committee at
COMMITTEE                        its  regular  Board  of  Directors  meeting  in
                                 December  1999.  This  Committee  is chaired by
                                 Director  Lyon,  with  Directors  Privette  and
                                 Brown as members.  This  committee  will review
                                 any  internal  audit  findings  reported by the
                                 Company's  outside  internal audit function and
                                 is responsible for reviewing and evaluating the
                                 annual   audit   reports   of   the   Company's
                                 independent auditors. The Committee will report its findings to the entire Board of Directors, who previously performed such functions.

DIRECTOR'S COMPENSATION

         Fee Arrangements. Currently, each non-employee director of the Company receives a fee of $500 per meeting attended except for the Chairman who receives $600 per meeting attended. Directors are not compensated for attending committee meetings. In addition, each non-employee director who has attended a minimum of 75% of the aggregate number of the Board and committee meetings of which he is a member called during the respective calendar year, will receive an annual retainer fee of $3,700, payable in December. The aggregate amount of fees paid to such directors by the Company for the year ended September 30, 1999, was approximately $32,650. Directors are also covered by the Option Plan and RRP. See "- Benefits - Stock Option Plan, "and" - Recognition and Retention Plan."

         Directors' Retirement Plan. The Company has adopted a nonqualified Retirement Plan for Board Members of the Company (the "Directors' Retirement Plan"), which will provide benefits to each eligible director commencing on his or her termination of Board service at or after age 65. Each director who serves or has agreed to serve as an director automatically becomes a participant in the Directors' Retirement Plan. An eligible director retiring at or after age 65 will be paid an annual retirement benefit equal to the lesser of the amount of the aggregate compensation for services as a director (excluding stock compensation) paid to him for the 12-month period immediately prior to his termination of Board service or $5,000, multiplied by a fraction, the numerator of which is the number of his years of service as a director (including service as a director or trustee of the Company or any predecessor) and the denominator of which is 10. An individual who terminates Board service after having served as a director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 50, but the annual retirement benefits payable to him will be reduced pursuant to the Directors' Retirement Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. Benefits are paid for a fixed period of 10 years. Upon a change in control, participants will receive an immediate lump sum distribution of their benefit.

         Other Arrangements. Mr. Lyon's state-certified independent appraisal company is one of the appraisers designated by the Company to perform appraisals. A fee of $300 per appraisal is charged to the borrower. In the fiscal year 1999, Mr. Lyon's appraisal company received $16,300 in appraisal fees. Mr. Brown performs inspections on construction loans. A fee of $150 per loan is paid to Mr. Brown, with the cost shared equally by the Association and the borrower. In the fiscal year 1999, Mr. Brown received $26,550 in inspection fees.

EXECUTIVE COMPENSATION

         Cash Compensation. The following table sets forth the cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended September 30, 1999, September 30, 1998 and September 30, 1997, to the President and Chief Executive Officer of the Company. No other executive officer of the Company had salary and bonus during the fiscal year ended September 30, 1999 aggregating in excess of $100,000.

                                            SUMMARY COMPENSATION TABLE
                                            --------------------------
                                                                                        LONG TERM COMPENSATION
                                                                                        ----------------------
                                                   ANNUAL COMPENSATION(1)                         AWARDS
                                                   ----------------------                         ------
                                                                            OTHER         RESTRICTED
                                                                           ANNUAL            STOCK                      ALL OTHER
                                                 SALARY                 COMPENSATION        AWARDS        OPTIONS     COMPENSATION
    NAME AND PRINCIPAL POSITIONS        YEAR     ($)(1)     BONUS($)       ($)(2)           ($)(3)          (#)          ($)(4)
    ----------------------------        ----     ------     --------       ------           ------          ---          ------
Anna O. Sumerlin, President and Chief   1999     89,500      60,000           -               -              -           $21,145
Executive Officer                       1998     85,000      50,000           -               -              -           $22,828
                                        1997     79,000      30,000           -             70,915        13,500         $30,888

----------
(1) Includes amounts, if any, deferred pursuant to Section 401(k) of the Code under the Company's 401(k) Plan.
(2) For 1999, 1998 and 1997, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Pursuant to the Restricted Stock Plan, Ms. Sumerlin was awarded 5,562 shares of restricted stock effective as of January 22, 1997, which
         vests  in  five  annual  installments   commencing  January  22,  1998.
         Dividends attributable to such shares will be distributed with such shares when they become vested. The dollar amount shown in the table for 1997 is based on the fair market value per share on January 22, 1997 of $12.75. The value of the 3,337 shares that remained unvested on September 30, 1999 was $47,135, based on the fair market value per share on September 30, 1999 of $14.125.
(4) Includes (i) the dollar value of premiums, if any, paid by the Company with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the executive officer and (ii) the fair market value of 1,497, 1,756, and 1,716 shares allocated to the executive officer under the ESOP during the fiscal years ended
         September 30, 1999, 1998 and 1997, respectively, based on a closing price of $14.125, $13.00 and $18.00, on September 30, 1999, 1998 and
         1997 respectively. See "- Benefits - Employee Stock Ownership Plan and Trust."

EMPLOYMENT AGREEMENTS

         The Company, through the Association, is a party to an Employment Agreement with each of Ms. Sumerlin, Mr. Chappell and Mr. White ("Senior Executive(s)"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Company will be able to maintain a stable and competent management base. The continued success of the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for three-year terms. The Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. It is anticipated that this review will be performed by the Compensation Committee of the Board and the Senior Executive's base salary may be increased on the basis of her or his job performance and the overall performance of the Company. The base salaries for Ms. Sumerlin, Mr. Chappell and Mr. White as of September 30, 1999 were $89,500, $62,000 and $75,000, respectively. Each Senior Executive may receive a bonus based upon achievement of prescribed performance criteria. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization memberships deemed appropriate by the Company and the Senior Executive. The Employment Agreements provide for termination by the Company at any time for cause as defined in the Employment Agreements. In the event the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Company upon: (i) failure to re-appoint, elect or re-elect the Senior Executive to her or his current offices; (ii) a material change in the Senior Executive's functions, duties or responsibilities; (iii) a relocation of the Senior Executive's principal place of employment outside Wake County without the Senior Executive's consent; (iv) liquidation or dissolution of the Company; (v) a change of control of the Company; or (vi) a breach of the Employment Agreement by the Company, the Senior Executive or, in the event of death, her or his beneficiary, is entitled to a lump sum cash payment in an amount equal to three (3) times the Senior Executive's highest rate of annual salary, including bonuses and stock awards included as W-2 wages achieved during the employment period, and the additional contributions or benefits under any employee benefit plans of the Company or the Association that the Senior Executive would have earned assuming such Executive was fully vested in the plans. The Company would also continue the Senior Executive's life, health and disability insurance coverage for three (3) years.

         The  Company's  Employment  Agreements  restrict  the dollar  amount of compensation and benefits payable to a Senior Executive in the event of termination following a "change in control" to three times the Senior Executive's average annual compensation for the previous five calendar years. In general, for purposes of the Employment Agreements and the plans maintained by the Company, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as common stock of the Company, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company. The Senior Executives are entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Each Employment Agreement also provides for the Company to indemnify the Senior Executive to the fullest extent allowable under federal law.

         Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Company may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company. Compensation payable to the Senior Executive shall be reduced if such reduction would avoid the assessment of the excise tax.

BENEFITS

         Employee Stock Ownership Plan and Trust. The Company has established and adopted, for the benefit of eligible employees, an ESOP and related trust. All salaried employees of the Association are eligible to become participants in the ESOP. The ESOP purchased 41,200 shares of common stock issued in connection with the reorganization and offering. In order to fund the ESOP's purchase of such common stock, the ESOP borrowed funds from an unaffiliated lender equal to the balance of the aggregate purchase price of the common stock. Although contributions to the ESOP are discretionary, the Company intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of seven years, bears interest at the prime rate, and calls for level annual payments of principal plus accrued interest designed to amortize the loan over its term. Prepayments are also permitted. The loan due from the ESOP is reflected on the Company's balance sheet.

         Shares purchased by the ESOP were pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Benefits generally become 100% vested after three years of service; prior to such time, benefits are 0% vested. Participants also become immediately vested upon termination of employment due to death, retirement at age 65, permanent disability or upon the occurrence of a change in control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65, disability or separation from service.

         The ESOP Committee, which is currently comprised of members of the Compensation Committee, may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may purchase additional shares of Common stock in the future.

         Stock Option Plan. The Wake Forest Federal Savings & Loan Association 1997 Stock Option Plan ("Option Plan") was adopted by the Association and approved by its shareholders at the 1997 Annual Meeting. The Company reserved 54,000 shares of common stock ("Option Shares") for issuance upon the exercise of options and, as of the Record Date, options have been granted to eligible executives and directors with respect to such Option Shares. Option Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Option Shares subject to grants under the Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available for purposes of the Option Plan.

         Any employee of the Company or any affiliate approved by the Board who is selected by the Option Committee is eligible to participate in the Option Plan as an "Eligible Individual." Members of the Board of Directors of the Company or any affiliate approved by the Board who are not employees or officers of the Company or such affiliate are eligible to participate as an "Eligible Director."

         The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs"), and non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. Unless otherwise designated by the Option Committee, Options granted under the Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of common stock on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of service due to death, disability or retirement, or immediately upon termination for cause). In no event may an Option be granted with an exercise price per share that is less than fair market value of a share of Common stock when the Option is granted. On January 22, 1998 and on each anniversary thereof until all Option Shares subject to the grant are exercisable, the Option will become exercisable as to 20% of the Option Shares as to which the outstanding Option has been granted. An option holder's right to exercise Options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If an option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

         Upon the exercise of an Option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option.

STOCK OPTIONS

         The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of September 30, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of common stock, which was $14.125 per share.

                        FISCAL YEAR END OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-MONEY
                                                              OPTIONS/SARS              OPTIONS/SARS AT FISCAL
                                                         AT FISCAL YEAR END (#)             YEAR END ($)(1)
                                                         ----------------------             ---------------
                      SHARES ACQUIRED      VALUE
                        ON EXERCISE       REALIZED
        NAME                (#)              ($)        EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
        ----                ---              ---        -------------------------      -------------------------
Anna O. Sumerlin,            -                -                5,400/8,100                   7,425/11,138
President and Chief
Executive Officer

----------
(1) Mrs. Sumerlin has 13,500 options exercisable at $12.75 per share. As of September 30, 1999, the closing price of the common stock as reported on the OTC Bulletin Board was $14.125. Ms. Sumerlin did not exercise any of her options during the fiscal year ended September 30, 1999.

         Recognition and Retention Plan. The Wake Forest Bancshares, Inc. 1997 Recognition and Retention Plan was adopted by the Company and approved by its shareholders at the 1997 Annual Meeting. The Company has established a trust ("Trust") to purchase up to 22,248 shares of the Company's common stock which may be used for awards granted under the RRP.

         Any employee of the Company or any affiliate approved by the Board who is selected by the RRP Committee is eligible to participate in the RRP as an "Eligible Individual." Members of the Board of Directors of the Company or any affiliate approved by the Board who are not employees or officers of the Company or such affiliate are eligible to participate as an "Eligible Director."

         Stock subject to awards is held in trust pursuant to the RRP until vested. An individual to whom an award is granted is credited with cash dividends with respect to stock subject to Awards granted to him whether or not vested. Awards generally vest at a rate of 20% over a five year period. However, any shares covered by the award will become 100% vested as of the date of the recipient's death or disability. If an individual covered by an award ceases to be an employee, a director, an advisory director or director emeritus for reasons other than death or disability, the individual forfeits all rights to his unvested shares remaining in the RRP Trust. Individuals may designate a beneficiary to receive distributions on account of death. The RRP Committee will exercise voting rights with respect to shares in the Trust in a manner that reflects the votes or responses of all other shareholders and will respond to any tender offer, exchange offer or other offer made to shareholders.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Company's authority to engage in transactions with its "affiliates" is limited by OTS regulations and by Sections 23A and 23B of the Federal Reserve Act (the "FRA"). This authority is derived from 12 U.S.C.ss.1468 of the Home Owners Loan Act ("HOLA"). Section 23A of the FRA limits the aggregate amount of transactions with any individual affiliate to 10% of the capital and surplus of the savings association and limits the aggregate amount of transactions with all affiliates to 20% of the savings association's capital and surplus.

         The Company's authority to extend credit to directors, executive officers, and 10% shareholders, as well as entities controlled by such persons, is currently governed by the requirements of Sections 22(g) and 22(h) of the FRB and Regulation O of the FRB thereunder. Among other things, these provisions require that extensions of credit to insiders (a) be made on terms that are substantially the same as, follows credit underwriting procedures that are not less stringent than those prevailing for comparable transactions with unaffiliated persons and that not involve more than the normal risk of repayment or present other unfavorable features and (b) do not exceed certain limitations on the amount of credit extended to such persons, individually and in aggregate, which limits are based, in part, on the amount of the Company's capital. The Company intends that any transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

         The Company has made loans or extended credit to its executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Company in the ordinary course of business and were not made more favorable terms, nor did they involve more than the normal risk of collectibility or present unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $296,250 or 2.20% of the Company's total equity at September 30, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of common stock to file with the SEC reports of ownership and changes of ownership. Officers, directors and greater than 10% shareholders are required by the regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no other person other than Wake Forest Bancorp, M.H.C. that owns 10% or more of the Company's common stock.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, as of September 30, 1999.

--------------------------------------------------------------------------------

                                   PROPOSAL 3

         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO
          DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY
        PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR
              POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION,
                     A MOTION TO ADJOURN THE ANNUAL MEETING

--------------------------------------------------------------------------------

GENERAL

         The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order and to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

VOTE REQUIRED

         The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the Annual Meeting ("Proposal 3") requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 3. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 3. The Company intends to vote for the authorization of the Board of Directors to vote upon such other business as may properly come before the Annual Meeting thereby ensuring a quorum and the likelihood of the approval of Proposal 3.

================================================================================
The Board of Directors unanimously recommends that shareholders vote "For" authorization of the Board of Directors, in its discretion, to direct the vote of the proxies upon such matters as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.
================================================================================

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 2001 Annual Meeting of Shareholders must be received by the Company by September 16, 2000, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

         In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

         o You must be a shareholder of record and have given timely notice in writing to the Secretary of the Company.

         o Your notice must contain specific information required in our Bylaws.

                                         By Order of the Board of Directors,



                                         Carlton E. Chappell
                                         Vice President, Secretary and Treasurer

Wake Forest, North Carolina
January 20, 2000

                                 REVOCABLE PROXY

                          WAKE FOREST BANCSHARES, INC.
                             302 SOUTH BROOKS STREET
                        WAKE FOREST, NORTH CAROLINA 27587

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WAKE FOREST
                   BANCSHARES, INC. FOR THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON FEBRUARY 22, 2000.

         The undersigned shareholder of Wake Forest Bancshares, Inc. hereby appoints Howard L. Brown and John D. Lyon, III, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Wake Forest Bancshares, Inc. held of record by the undersigned on December 29, 1999 at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on February 22, 2000 or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2000 Annual Meeting of Shareholders and Proxy Statement, dated January 14, 2000, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2 AND 3.

              PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.




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The Board of Directors  unanimously  recommends a vote "FOR" all of the nominees         Please mark your
named in Item 1 and a vote "FOR" each of the proposals in Items 2 and 3.                 vote as indicated in   [ ]
                                                                                         this example











-----------------------------------------------------------------------------------------------------------------------------------
1. Election of three Directors for terms of       FOR
   three  years  each.  NOMINEES:  Anna  O.   All nominees
   Sumerlin,  Paul Brixhoff,  and Harold R.   (except as  WITHHOLD  2. Ratification   of  the   appointment  of
   Washington.                                otherwise   for all      McGladrey  & Pullen  LLP as  independent FOR AGAINST ABSTAIN
                                              indicated)  nominees     auditors  for  the  fiscal  year  ending  [ ]  [ ]     [ ]
                                                  [ ]       [ ]        September 30, 2000.

INSTRUCTION:  TO WITHHOLD AUTHORITY to vote                         3. Authorization   of   the   Board   of
for  any  individual  nominee,  write  that                            Directors,  in  its  discretion,   to
nominee's name in the space provided:                                  direct the vote of proxies  upon such
-------------------------------------------                            matters as may  properly  come before    FOR AGAINST ABSTAIN
                                                                       the   Annual    Meeting,    and   any     [ ]  [ ]     [ ]
                                                                       adjournment or postponement  thereof,
                                                                       including,   without  limitation,   a
                                                                       motion to adjourn the Annual Meeting.


                                                                    The undersigned hereby acknowledges receipt of the Notice of the
                                                                    2000 Annual  Meeting of  Shareholders  and the Proxy  Statement,
                                                                    dated January 14, 2000 for the Annual Meeting.


                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
                                                                    Signature(s)

                                                                    Dated:                                                    , 2000
                                                                           ---------------------------------------------------
                                                                    Please sign  exactly as your name  appears on this proxy.  Joint owners  should  each sign  personally.  If signing as  attorney, executor,  administrator,  trustee or guardian,  please  include your full title.  Corporate  or  partnership  proxies  should be signed by an authorized officer.
